Exhibit 99.1

Blaize Receives Approval to List its Common Stock and Warrants on Nasdaq

Blaize Holdings, Inc. expected to begin trading on Nasdaq under ticker symbols “BZAI” and “BZAI.W” on Tuesday, January 14, following anticipated closing of business combination with BurTech

Washington, D.C. and El Dorado Hills, CA— Jan. 13, 2025 — Blaize, Inc. (“Blaize”), a provider of purpose-built, artificial intelligence (“AI”)-enabled edge computing solutions, and BurTech Acquisition Corp. (“BurTech”), a special purpose acquisition company, today announced that they expect to complete their previously announced business combination (the “Business Combination”) on January 13, 2025. The combined company will be named “Blaize Holdings, Inc.” and its common stock and warrants are expected to begin trading on Nasdaq under the ticker symbols "BZAI" and "BZAI.W," respectively, on January 14, 2025.

“We’re thrilled with approval to list from Nasdaq and the prospects of a long-standing partnership with its marketplace of investors,” said Dinakar Munagala, CEO of Blaize. “This marks the beginning of a new chapter in Blaize's journey, one where we continue to lead the way in bringing artificial intelligence to the edge.”

"The approval for Blaize to trade on Nasdaq marks a pivotal moment, unlocking tremendous opportunities in edge AI across sectors like defense, robotics, and autonomous systems. We are thrilled to support Blaize in advancing transformative solutions that redefine the future of AI at the edge,” said Shahal Khan, CEO of BurTech.

About BurTech

BurTech (NASDAQ: BRKH) is a special-purpose acquisition company dedicated to partnering with exceptional businesses and providing them with the resources and expertise to excel in the public market. With a focus on delivering long-term value to stockholders and supporting innovative companies, BurTech is committed to creating success stories in technology industries. With steadfast stockholders, a robust financial footing, and an unyielding commitment to innovation, BurTech is a visionary force in the technology world.

About Blaize

Blaize provides a full-stack programmable processor architecture suite and low-code/no-code software platform that enables AI processing solutions for high-performance computing at the network’s edge and in the data center. Blaize solutions deliver real-time insights and decision-making capabilities at low power consumption, high efficiency, minimal size, and low cost. Blaize has raised over $330 million from strategic investors such as DENSO, Mercedes-Benz AG, Magna, and Samsung and financial investors such as Franklin Templeton, Temasek, GGV, Bess Ventures, BurTech LP LLC, Rizvi Traverse, and Ava Investors. Headquartered in El Dorado Hills (CA), Blaize has more than 200 employees worldwide with teams in San Jose (CA) and Cary (NC), and subsidiaries in Hyderabad (India), Leeds and Kings Langley (UK), and Abu Dhabi (UAE).

Media Contact:

Leo Merle

Blaize

info@blaize.com

Mark Roberts

The Blueshirt Group for Blaize

ir@blaize.com

BurTech Acquisition Corporation Contact:

Jaspreet Randhawa

Head of Investments

jaspreet@burkhan.world

Roman Livson

Chief Financial Officer

investors@burtechacq.us

Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are based on beliefs and assumptions and on information currently available to Blaize, including statements regarding the expected closing of the Business Combination, the expected timing for trading of Blaize Holding, Inc.’s securities on Nasdaq, and Blaize’s business plans and growth strategies, market opportunities, customer pipeline and financial prospects. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the expected benefits of the Business Combination are not obtained; (iii) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (iv) the risk that the Business Combination disrupts current plans and operations of Blaize as a result of the consummation of the Business Combination; (v) failure to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (vi) costs related to the Business Combination; (vii) changes in applicable law or regulations; (viii) the outcome of any legal proceedings that may be instituted against Blaize; (ix) the effects of competition on Blaize’s future business; (x) the ability of the combined company to issue equity or equity-linked securities or obtain debt financing; (xi) the enforceability of Blaize’s intellectual property rights, including its copyrights, patents, trademarks and trade secrets, and the potential infringement on the intellectual property rights of others; and (xii) those factors discussed under the heading “Risk Factors” in the definitive proxy statement/prospectus filed on December 6, 2024 by BurTech Acquisition Corp. and other documents filed, or to be filed, by Blaize Holdings, Inc. with the SEC. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Blaize does not undertake any duty to update these forward-looking statements.